IN BRIEF

Net asset value per share	US$25.46
Market price	US$26.74
Premium/discount	5.03%
Fund size	US$256.6m

At April 30, 2004	US$returns

	China Fund NAV	MSCI Golden Dragon*
	%	%
One month return	-9.7	-7.4
One year return	59.9	52.6

Source: State Street Corporation. *Source for index data: MSCI.
Past performance is not a guide to future returns.

MANAGER’S COMMENTARY

In the last few weeks I have read many media and broker reports about a slowdown in China’s economic growth, about the government’s credit-tightening measures and even an “austerity programme”. Your managers, based in Shanghai, travel extensively in China, and we just do not see it. We do not believe that there will be an appreciable slowdown in Chinese growth in the near term. Neither do we believe that this is what the government wants, given its desperate need to create employment. What is happening is that the government is trying to prevent the misallocation of capital to certain ‘hot’ industries — the four so-called ‘evil sectors’ — steel, aluminium, cement and luxury property development. This is a perennial problem in China, caused by the combination of an as yet unreformed, state-owned financial sector and, ironically for a dictatorship, weak central control over the provinces. There are other sectors where the government is keen to promote investment. In an interview with Reuters last week, Premier Wen Jia Bao said: “We are now faced with very serious shortages of coal, power, oil and transport”.

What seems to be happening is that investors in global equity and bond markets are now worrying about the end of the cheap money era. China, having been a hot market in 2003, has been affected the most. But it is not clear that a modest rise in interest rates in the US and China (the two seem likely to move in parallel given the current currency peg) will have as great an impact on the latter as the former. China has a high savings rate and consumer finance and mortgage lending are in their infancy here. Meanwhile, the listed Chinese companies, especially in the private sector, tend to have a low level of gearing. The more developed cities, such as Shanghai, would be more affected by higher rates than the rest of the country, but not as much as San Francisco, New York and London, the home towns of a number of the “China is slowing” commentators; still, as the saying goes “A worm in horseradish thinks the whole world horseradish”.

INVESTMENT STRATEGY

The recent sharp correction means that there are now many high growth companies which can be bought for a price earnings multiple of below 10. Recent Q1 results from portfolio companies, such as Sohu and Cathay Life, have been strong. The few disappointments, such as for Cheng Shin Tyre, have been caused by inflation in costs offsetting top-line growth. We plan to reduce our cash position, and increase the beta of the fund, as confidence returns.

During the month we raised cash in anticipation of new direct investments. We took decent profits from foundry maker Vanguard, STN-LCD panel maker Wintek and Yanzhou Coal. We also sold Taiwan Honchuan, after disappointing 1Q results, and Beijing Airport, as its valuation is expensive. On the buy side, we added to Weichai (diesel engines), Solomon Systech (IC design), the oversold Sinotrans (transportation) and Cheng Shin Rubber (tyres).

Chris Ruffle, Martin Currie Inc

DIRECT INVESTMENT MANAGER’S COMMENTARY

Market sentiment in the PRC has moved negatively over the last month as investors’ fears over the risks of economic overheating are now influencing market perceptions. The PRC government is implementing serious measures to achieve a soft, mid-cycle correction. There are some significant differences between the current economic circumstances and the “Zhu” crunch of 1994; this time the central government has acted earlier in the cycle while inflationary pressures are still modest, though the levels of debt are currently higher. The longer term growth dynamic of the PRC remains intact and this mid-cycle correction should provide, as in the past, opportunities to make private equity investments on attractive terms as liquidity pressures increase. Your Direct Investment Manager will be discerning when selecting new deals, but we will be aggressive and opportunistic when attractive investment prospects arise.

In April, we closed an investment of circa US$ 450,000 in Teco Optronics Corp, a Taiwan company that designs and manufactures organic light-emitting diodes (OLED) under license from Eastman Kodak. OLED is a new generation of flat screen display technology that many expect to replace liquid crystal displays (LCD). Industry estimates are that OLED shipments will increase at circa 70% annually to a market size of US$3.5 billion by 2008. Though this initial investment is small, we expect to participate in future funding rounds when the company invests in further production facilities as market acceptance of the product takes off.

KOH Kuek Chiang, Asian Direct Capital Management

FUND DETAILS

Market cap*	US$274.0m
Shares outstanding	10,081,913
Exchange listed	NYSE
Listing date	July 10, 1992
Investment adviser	Martin Currie Inc
Direct investment manager	Asian Direct Capital Management

Source: State Street Corporation. *Source: Copyright 2002 Bloomberg LP.

ASSET ALLOCATION

Source: State Street Corporation

SECTOR ALLOCATION

	The China	MSCI Golden
	Fund, Inc	Dragon*
Industrials	20.2%	12.6%
Information technology	16.0%	20.9%
Consumer discretionary	13.1%	6.7%
Materials	9.6%	6.4%
Telecommunications	8.9%	7.2%
Financials	7.7%	31.0%
Utilities	7.4%	9.6%
Consumer staples	6.1%	0.6%
Healthcare	3.1%	0.1%
Energy	1.9%	4.9%
Other assets & liabilities	6.0%	—
Total	100.0%	100.0%

Source: State Street Corporation. *Source for index data: MSCI.

PERFORMANCE	US$ RETURNS

	NAV	Market price
	%	%
One month	-9.7	-18.7
Year to date	-2.8	-34.4
Three years (annualized)	23.3	35.4

Source: State Street Corporation
Past performance is not a guide to future returns.

DIRECT INVESTMENTS (2.3%)

Captive Finance	Financials	1.2%
Tomoike Industrial	Industrials	0.9%
Teco Optronics	Information technology	0.2%

15 LARGEST LISTED INVESTMENTS (46.1%)

Chaoda Modern Agriculture	Consumer staples	5.2%
TCL International	Consumer discretionary	4.7%
BYD	Industrials	3.7%
Comba Telecom	Telecommunications	3.6%
Sohu Com	Information technology	3.4%
China Metal	Materials	2.9%
Merry Electronics	Consumer discretionary	2.7%
Cathay Financial	Financials	2.7%
TPV Technology	Industrials	2.6%
Anhui Expressway	Utilities	2.5%
Shenzhen Expressway	Utilities	2.5%
Fountain Set	Materials	2.5%
Xinao Gas	Utilities	2.4%
Taiwan Green Point	Information technology	2.4%
Golden Meditech	Healthcare	2.3%

Source: State Street Corporation

FUND PERFORMANCE	US$ RETURNS

	One	Three	Calendar	One	Three	Five	Since
	month	months	year to date	year	years	years	launch
	%	%	%	%	% pa	% pa	% pa
The China Fund, Inc.	-9.7	-6.9	-2.8	59.9	23.3	18.7	8.0
MSCI Golden Dragon	-7.4	-8.7	-2.5	52.6	2.3	-2.2	n/a
Hang Seng Chinese Enterprise	-15.1	-12.0	-19.5	84.2	25.3	15.5	n/a

Source: State Street Corporation. Launch date July 10, 1992. Three year, five year and since launch returns are all annualized. Source for index data: MSCI for the MSCI Golden Dragon and Copyright 2002 Bloomberg LP for the Hang Seng Chinese Enterprise. Past performance is not a guide to future returns.

PERFORMANCE IN PERSPECTIVE

Source: Martin Currie Inc as of April 30, 2004. Past performance is not a guide to future returns.

THE CHINA FUND INC. PREMIUM/DISCOUNT

Source: Martin Currie Inc as of April 30, 2004. Past performance is not a guide to future returns.

DIVIDEND HISTORY CHART

Total	0.91	0.61	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.21	1.78
Income	0.09	0.01	0.09	0.08	0.50	0.08	0.11	0.00	0.13	0.06	0.07
Long term capital	0.04	0.24	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.67
Short term capital	0.79	0.36	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.15	1.04

Source: State Street Corporation. Past performance is not a guide to future returns.

THE PORTFOLIO — IN FULL	AT APRIL 30, 2004

Sector	Company (BBG ticker)	Price	Holding	Value $	% of portfolio
Hong Kong					52.2%
Chaoda Modern Agriculture	682 HK	HK $2.45	43,089,900	13,397,055	5.2%
TCL International	1070 HK	HK $2.88	32,318,000	12,119,716	4.7%
BYD	1211 HK	HK$23.20	3,225,000	9,613,351	3.7%
Comba Telecom Systems	2342 HK	HK$4.70	15,356,000	9,253,330	3.6%
TPV Technology	903 HK	HK $5.20	9,968,000	6,645,589	2.6%
Anhui Expressway	995 HK	HK $2.88	17,778,000	6,553,041	2.5%
Shenzhen Expressway	548 HK	HK $2.30	21,494,000	6,338,218	2.5%
Fountain Set	420 HK	HK $5.80	8,550,000	6,303,127	2.5%
Xinao Gas	2688 HK	HK $3.38	13,976,000	6,047,540	2.4%
Golden Meditech	8180 HK	HK $3.25	13,950,000	5,812,724	2.3%
Yanzhou Coal Mining	1171 HK	HK $7.30	5,186,000	4,886,996	1.9%
Sinotrans	598 HK	HK $2.68	12,835,000	4,401,916	1.7%
Proview International	334 HK	HK $1.84	17,644,000	4,162,334	1.6%
China Telecom	728 HK	HK $2.33	13,000,000	3,875,149	1.5%
Weichai Power	2338 HK	HK$13.15	2,110,000	3,557,380	1.4%
First Tractor	38 HK	HK $1.25	19,950,000	3,197,238	1.2%
China Fire Safety	8201 HK	HK $0.49	50,380,000	3,165,019	1.2%
Hong Kong.com	8006 HK	HK $0.72	30,232,000	2,829,514	1.1%
Solomon Systech	2878 HK	HK $1.87	11,698,000	2,789,630	1.1%
Ocean Grand Chemicals	2882 HK	HK $1.11	17,379,000	2,495,542	1.0%
Sino Golf	361 HK	HK $1.53	11,835,000	2,321,570	0.9%
Asia Zirconium	395 HK	HK $1.32	13,196,000	2,233,255	0.9%
Sinopec Beijing Yanhou	325 HK	HK $2.28	7,328,000	2,137,416	0.8%
Natural Beauty Bio-Technology	157 HK	HK $0.50	32,780,000	2,101,363	0.8%
China Rare Earth	769 HK	HK $1.06	15,254,000	2,073,059	0.8%
Beiren Printing Machinery	187 HK	HK $2.28	7,000,000	2,041,745	0.8%
Beijing Capital International Airport	694 HK	HK $2.40	5,472,000	1,683,757	0.7%
Jingwei Textile Machinery	350 HK	HK $2.08	5,936,000	1,560,163	0.6%
Arcontech	8097 HK	HK $0.17	18,386,000	407,808	0.2%
Taiwan					34.3%
China Metal Products	1532 TT	NT $42.0	5,873,408	7,425,742	2.9%
Merry Electronics	2439 TT	NT $81.5	2,844,208	6,977,813	2.7%
Cathay Financial	2882 TT	NT $59.0	3,862,000	6,859,061	2.7%
Taiwan Green Point	3007 TT	NT$109.0	1,831,200	6,008,453	2.4%
Fubon Financial	2881 TT	NT $31.7	5,453,952	5,204,403	2.0%
Chicony Electronics	2385 TT	NT $65.5	2,500,960	4,931,152	1.9%
ChungHwa Telecom	2412 TT	NT $53.5	3,055,000	4,920,003	1.9%
Ability Enterprise	2374 TT	NT $28.2	5,614,840	4,766,360	1.9%
Polaris Securities	2854 TT	NT $18.6	8,359,377	4,680,446	1.8%
Synnex Technologies	2347 TT	NT $51.5	2,950,640	4,574,291	1.8%
Wintek	2384 TT	NT $44.6	3,392,000	4,553,980	1.8%
Vanguard International Semiconductor	5347 TT	NT $15.1	8,000,000	3,636,364	1.4%
United Microelectronics	2303 TT	NT $29.8	4,000,000	3,588,200	1.4%
Cheng Shin Rubber	2105 TT	NT $38.7	3,016,400	3,513,988	1.4%
Data Systems Consulting	2477 TT	NT $24.3	3,968,339	2,902,789	1.1%
CMC Magnetics	2323 TT	NT $27.6	3,100,000	2,575,557	1.0%
Soft-World International	5478 TT	NT$106.5	790,000	2,532,661	1.0%
Taiwan FamilyMart	5903 TT	NT $53.5	1,478,520	2,381,120	0.9%
Tsann Kuen Enterprise	2430 TT	NT $45.5	1,700,000	2,328,417	0.9%
Taiwan Hon Chuan Enterprise	9939 TT	NT $38.8	1,544,435	1,803,855	0.7%
Yieh United Steel	9957 TT	NT $17.0	3,500,000	1,791,090	0.7%
B shares					1.8%
China International Marine	200039 CH	HK$14.82	2,442,747	4,641,398	1.8%
New York					3.4%
Sohu.com	Sohu US	US$16.74	526,286	8,810,028	3.4%
Direct					2.3%
Captive Finance			2,000,000	3,045,000	1.2%
Tomoike Industrial			825,000	2,351,932	0.9%
Teco Optronics			1,500,000	451,535	0.2%
Other assets & liabilities					6.0%

OBJECTIVE

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, “China companies” are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the policy, China will mean the People’s Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days’ prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund’s assets as set out in the Fund’s prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People’s Republic of China.

CONTACTS

The China Fund, Inc.
c/o State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110
Tel: (1) 888 CHN-CALL (246 2255)
www.chinafundinc.com

Important information: This newsletter is issued and approved by Martin Currie Inc (MC Inc), as investment adviser. MC Inc is authorised and regulated by the Financial Services Authority (FSA) and incorporated under limited liability in New York, USA. Registered in Scotland (No BR2575), registered address Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES. Information herein is believed to be reliable but has not been verified by MC Inc. MC Inc makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter.

China Fund Inc (the fund) is classified as a ‘non-diversified’ investment company under the US Investment Company Act of 1940. It meets the criteria of a closed-ended US mutual fund and its shares are listed on the New York Stock Exchange. MC Inc has been appointed investment adviser to the listed equity portfolio of the fund. Asian Direct Capital Management is the direct investment manager to the fund.

This newsletter does not constitute an offer of shares. MC Inc, its ultimate and intermediate holding companies, subsidiaries, affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this newsletter should not be construed to be a recommendation to buy or sell the securities, commodities, currencies or financial instruments referred to herein.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security. There is no assurance that any securities discussed herein will remain in an account’s portfolio at the time you receive this report or that securities sold have not been repurchased.

It should not be assumed that any of the securities transactions or holdings discussed here were or will prove to be profitable, or that the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services and Markets Act 2000 and the FSA for the protection of investors, nor benefit from the United Kingdom Financial Services Compensation Scheme, nor have access to the Financial Services Ombudsman in the event of a dispute. Investors will also have no rights of cancellation under the FSA’s Conduct of Business Sourcebook of the United Kingdom.

Please remember that past performance is not a guide to the future. Markets and currency movements can cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.